EXHIBIT 10.23

                            InforMedix Holdings, Inc.
                         Investor Subscription Documents
                                Private Placement
                   A Private Offering to Accredited Investors
                who are existing Warrantholders of InforMedix of
           shares of Common Stock in exchange for cash and outstanding
                         Common Stock Purchase Warrants
                                 ---------------


                                                               December 22, 2004

I.    Subscription Instructions

II.   Payment Instructions

III.  Form of Warrant Exchange Agreement***

IV.   Class A Warrant Certificate Assignment Form***

V.    Class B Warrant Certificate Assignment Form ***

VI.   Form of Registration Rights Agreement***


Exhibit A InforMedix Business Plan dated December 2004.
Exhibit B Quarterly Report on Form 10-QSB for the period ended September 30,
          2004.
Exhibit C Annual Report on Form 10-KSB for the year ended December 31,
          2003.
Exhibit D Proxy Statement dated September 10, 2004.
Exhibit E Current Report on Form 8-K for October 11, 2004.
Exhibit F Current Report on Form 8-K for September 27, 2004.


*** To be completed and executed by Investor and returned to InforMedix Holdings, Inc., as provided below.

THE ENCLOSED DOCUMENTS RELATE TO A PRIVATE PLACEMENT OF SECURITIES BY INFORMEDIX HOLDINGS, INC. THE SECURITIES THAT ARE THE SUBJECT OF THE ENCLOSED SUBSCRIPTION DOCUMENTS ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY REVIEW THE ENCLOSED DOCUMENTS.

                            SUBSCRIPTION INSTRUCTIONS

1.    Complete the Warrant Exchange Agreement by signing the signature page (p.
      29) as follows:

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      1.1 If the Investor is an individual sign over the line "Signature of
      Investor". If there is a second individual Investor (not a partnership), that person should sign on "Co-Investor" line.

      1.2 If the Investor is not an individual, an authorized signatory of the entity should sign under the line "If Entity Investor" and fill in the requested information.

      1.3 Print the Investor's name and mailing address where indicated on the signature page.

2. Sign the Registration Rights Agreement (Item V in this Package) on Page 15 as a Holder.

3. Sign the Class A Warrant Certificate Assignment Form attached to the Warrant Exchange Agreement.

4. Sign the Class B Warrant Certificate Assignment Form attached to the Warrant Exchange Agreement.

RETURN ALL THESE COMPLETED AND SIGNED MATERIALS TO THE FINANCIAL ADVISOR:

                  Meyers Associates, L.P.
                  45 Broadway, 2nd Floor
                  New York, NY 10006
                  Attn: Bruce Meyers, President

5.    Send in your payment following these PAYMENT INSTRUCTIONS:

      Send the funds for your participation either by wire transfer or by check in accordance with the following instructions:

      -- Wire Funds     Wire the funds to InforMedix Holdings, Inc. to the
                        following account:

                                 Robinson & Cole LLP
                                 Attorney Escrow Account for InforMedix Holdings, Inc.
                                 Fleet Bank
                                 777 Main Street
                                 Hartford, CT  06103
                                 ABA Routing No. 011900571
                                 Account No.  000015-4392
                                 Tax ID # 06-6079763

      -- Check          Make your check payable to "INFORMEDIX HOLDINGS, INC."
                        and send the check to:

                                 Fleet Bank
                                 777 Main Street
                                 Hartford, CT  06103
                                 Ref: InforMedix Holdings Inc. client funds


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ARE BEING OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.

                           WARRANT EXCHANGE AGREEMENT

      This Warrant Exchange Agreement (this "Agreement") is entered into as of the date set forth on the signature page hereof by and between InforMedix Holdings, Inc. a Nevada corporation (the "Company"), and the undersigned investor (together with its successors and permitted assigns, the "Investor").

      In consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                              TERMS OF THE OFFERING

      1.1 The Company is offering (the "Offering") to the undersigned Investor and all other existing Class A and Class B Common Stock Purchase Warrantholders ("Warrantholders") shares of Common Stock, $.001 par value ("Common Stock") of the Company. The Offering shall terminate at 11:59 p.m. Eastern Time on January 31, 2005, (the "Termination Date") unless mutually extended by the Company and Meyers Associates L.P. ("MA") its financial consultant and advisor. The Offering is being made only to Investors who qualify as "accredited investors" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The shares of Common Stock issuable upon the exchange of the Class A and Class B Warrants are collectively referred to herein as the "Securities."

            Subject to the terms and conditions of this Agreement, the Investor desires to exchange (the "Exchange Offer") all Class A Warrants and Class B Warrants (collectively, "Warrants") owned by the Investor and the Company desires to issue to the Investor, the number of shares of Common Stock set forth upon the signature page hereof (the "Securities") at an exchange price (the "Exchange Price") set forth therein, and on the other terms and conditions set forth in this Agreement.

      1.2 The undersigned, Investor intending to be legally bound, hereby irrevocably subscribes to exchange all Class A Warrants and Class B Warrants owned by the Investor as set forth on the signature page hereof plus the Exchange Price, as calculated below, for Shares of Common Stock equal to (a) 16.818% of the shares of Common Stock otherwise issuable upon exercise of the Class A warrants currently held by the Investor, and (b) 100,000 shares of Common Stock for each 135,136 Class A Warrants and 135,136 Class B Warrants (one Unit as defined below) held by the Investor. Investors will only be eligible to participate in this offering to the extent that they surrender 100% of all Class A and Class B Warrants held. This Offering will be made on a "best efforts" basis. There is no minimum amount of Class A Warrants which must be exercised nor minimum amount of proceeds to be raised by the Company in this Offering. However, there shall be no partial participation. Investors that hold fractional units shall be permitted to participate proportionately by multiplying the respective numbers for one full Unit by the fraction held.

      1.3 Exchange Price payments should be made payable to InforMedix Holdings, Inc." and should be delivered, together with two executed and properly completed copies of this Agreement, to Meyers Associates, L.P. ("MA"), 45 Broadway, New York, New York 10006,
            Attention: Bruce Meyers. Exchange also be made via wire transfer as set forth in the Payment Instructions which precede this Agreement. If this Agreement is not accepted in whole by the Company, the full amount of any subscription payment received will be promptly refunded to the Investor without deduction therefrom or interest thereon.

      1.4 If this Agreement is accepted by the Company, in whole or in part, and subject to the conditions set forth in Section 2.2 of this Agreement, the Company shall issue the Common Stock subscribed for hereby, dated the date of closing of the Offering of such Agreement (the "Closing") and return to the Investor a fully executed copy of this Agreement. The Investor hereby authorizes and directs the Company to deliver certificates representing the Securities to be issued to such Investor pursuant to this Agreement to the Escrow Agent unless otherwise notified by the Investor that he is exercising his registration rights.

      1.5 The Company has engaged MA under a Consulting and Financial Advisory Agreement dated December 15, 2004, as a consultant and adviser to the Company in connection with the structure, terms and conditions of the Offering. As consideration for its services, MA will receive in connection with this Offering: (i) a consulting and advisory fee of up to $130,000, (ii) reimbursement of all documented out-of-pocket expenses, including legal fees of up to $10,000, and
            (iii) the Company shall agree to extend the MA right of first refusal on subsequent financings by one year to August 2007 in the event at least 75% of warrants outstanding are exchanged by Investors. All terms of the right of first refusal other than the Termination Date shall remain unchanged other than as set forth herein. The following additional factors shall be satisfied for the right of first refusal to be extended:

            o     Strategic nature of investor(s) involved

            o     Reputation and quality of the investor(s) \

            o     Timeliness of the investment

            o     Financial terms offered

            The Board of Directors shall be the final arbiter of the relative quality of the respective offers. MA did not prepare any of the information relating to the Company or its operations to be delivered to prospective investors in connection with the Offering. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to this Exchange Offer.

      1.6 The undersigned may not withdraw this subscription or any amount, paid pursuant thereto, except as otherwise provided below.

      1.7 If the Investor is not a United States person, such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including
            (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Investor's subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Investor's jurisdiction.

                                   ARTICLE II
                              EXCHANGE OF WARRANTS

      In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties of this Agreement agree as follows:

      2.1   Exchange Offer. Subject to the terms and conditions of this
            Agreement:

            (i) Each Investor agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Investor at the Closing that aggregate number of shares of Common Stock set forth opposite such Investor's name on the signature page hereof as shall be equal to 16.818% of the shares of Common Stock underlying all Class A Warrants held by the undersigned Investor plus 100,000 shares of Common Stock (collectively, the "Securities") for each 135,136 Class A Warrants and 135,136 Class B Warrants (one Unit, as defined below) owned by each Investor. An Investor will only be eligible to participate in this Offering to the extent he exchanges 100% of all Class A Warrants and Class B Warrants owned. There shall be no partial exchange of Warrants. Investors that hold fractional Units of the Company's securities shall be permitted to participate proportionately.

            (ii) Upon the Exchange Offer and the Initial Closing occurring, the shares of Common Stock issued shall be delivered to the Company's Securities Counsel, Robinson & Cole LLP to act as escrow agent (the "Escrow Agent"). These shares have been previously registered with the Securities and Exchange Commission (the "SEC"). However, these shares will only become free trading upon filing of a post effective amendment (the "PE Amendment") to the current registration statement, describing this Offering, which the Company shall do within ten days of the final Closing. These shares of Common Stock held in escrow shall be released upon the effective date of the registration statement or sooner if the Investor request such shares and waives his registration rights and elects to receive restricted Common Stock.

            (iii) The undersigned agrees to forfeit all rights, title and interest to, and surrender all Class A and Class B Warrants owned, in exchange for the Securities set forth in subparagraph (i) above.

            (iv) By way of example, for each unit (the "Units") purchased pursuant to the InforMedix Private Placement Memorandum dated October 20, 2003 ("2003-2004 InforMedix Private Placement"), an Investor received 135,136 shares of common stock, 135,136 Class A Warrants exercisable into 135,136 shares of common stock at $.44 per share, and 135,136 Class B Warrants exercisable into 67,568 shares of common stock at $.56 per share. Under the terms of this Agreement, an Investor holding one Unit would pay an Exchange Price equal to the exercise price of 16.818% of the Class A Warrants held in one Unit, or (135,136 x 16.818% or 22,727 shares) at $.44 per share and remit $10,000 cash to the Company. The Investor would surrender his 135,136 Class A Warrants and 135,136 Class B Warrants. The Company would issue the Investor an aggregate of 122,727 shares of restricted common stock (the "Securities") as consideration for the Exchange Price of one Unit. All shares of restricted Common Stock shall be delivered to the Escrow Agent and held in escrow until registered on the PE Amendment or a new registration statement as described in
                  Article VII below.

      2.2 Conditions of Offering. It is understood and agreed that this Agreement is made subject to the following terms and conditions:

            (i) The Company and MA shall have the right to accept or reject this Agreement in whole. Unless this subscription is accepted in whole by the Company prior to the Termination Date, this Agreement shall be deemed rejected in whole. Agreements accepted in whole by the Company shall be irrevocable, except as otherwise provided by law. Agreements need not be accepted in the order received.

            (ii) At the date of the Closing, MA shall have been furnished with such information, documents, certificates, and opinions as it may reasonably require to evidence the accuracy, completeness, or satisfaction of the representations, warranties, covenants, agreements, and conditions herein contained or as it otherwise may reasonably request.

            (iii) The Investor acknowledges that the Company may, in its sole and absolute discretion, reduce the Investor's Exchange Offer for Securities to any number of Class A Warrants that does not exceed the number of Class A Warrants set forth on the signature page hereof, or that the Company may reject the Investor's subscription in its entirety, in each case without prior notice to or consent by the Investor. Upon acceptance of the Investor's Exchange Offer for Securities, the Company shall issue the Securities to the Investor for the Exchange Price, subject to the terms and conditions of this Agreement. The Exchange Price is payable by certified or bank check made payable to InforMedix Holdings, Inc., or by wire transfer of funds, contemporaneously with the execution and delivery of this Agreement. The Closing of the Offering is set forth in
                  Section 2.3 hereof. The Company and the Investor shall each bear their own expenses in connection with the Offering; provided that the Company shall pay MA from the net proceeds at the Initial Closing their documented actual out-of-pocket expenses in connection with the Offering, including legal fees, of up to $10,000. (iv) The Company and the Investors agree that warrant exchanges by officers, directors, their affiliates and other insiders may be made in this Offering.

      2.3   Closing; Deliver.

            (i) The "Closing" shall mean such date, after all the conditions precedent in Section 2.2 and Article V are fulfilled or waived in writing, as the case may be, prior to the Termination Date (the "Initial Closing"). On each Closing, exchange of the Warrants shall take place at such time and place as the Company and the Investors mutually agree upon, orally or in writing. The Investors shall not be liable to any party, including, but not limited to, the Company, in the event any Closing does not take place owing to the conditions set out in
                  Section 2.2 and Article V not being fulfilled or waived as the case may be.

            (ii) At each Closing, the Company shall deliver to the Escrow Agent the relevant Securities to be purchased by each Investor at the Closing against (1) the payment by each Investor of the Exchange Price due for such Securities, and (2) delivery of counterpart signature pages to this Agreement and the relevant Class A Warrant and Class B Warrant Certificates, with the executed Assignment Form to both Class A and Class B Warrants.

            (iii) The Securities will be delivered to the Escrow Agent simultaneously with each Closing unless contrary instructions are received form the Investor and the Company. As described in Section 2.1 above, the Securities will be held in escrow with the Escrow Agent until such time as the shares of Common stock are registered on either a PE Amendment to the Company's existing registration statement or a new registration statement. Notwithstanding the foregoing, at any time an Investor may elect to waive his registration rights and receive his securities from the Company or the Escrow Agent. Delivery of the Securities to be issued to each Investor shall be made by the Company following the effective date of the applicable Registration Statement by delivery to the Investor of certificates for the total number of Securities to be issued to the Investor hereunder registered in the name of the Investor or such other person as the Investor may have designated. This Agreement shall terminate and be of no further force and effect if the Initial Closing does not occur on or before January 31, 2005 unless extended by mutual consent of the Company and MA.

                                   ARTICLE III
                   REPRESENTATION AND WARRANTIES OF INVESTORS

      Each Investor represents and warrants to the Company that:

      3.1 Such Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

      3.2 This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement, the Investor hereby confirms, that the Securities to be acquired by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof as at the date of this Agreement, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Investor has not been formed for the specific purpose of acquiring any of the Securities.

      3.3 The Investor acknowledges receipt and careful review of this Agreement and all exhibits thereto and other documents furnished in connection with this transaction (collectively, the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he has requested or desires to know; and that such information and documents have, in his opinion, afforded the Investor with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

      3.4 The Investor recognizes that the purchase of Securities involves a high degree of risk in that (i) an investment in the Company is highly speculative and only Investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) he may not be able to liquidate his investment;
            (iii) transferability of the Securities is extremely limited; and
            (iv) an Investor could suffer the loss of his entire investment, as well as other risk factors as more fully set forth herein.

      3.5 The Investor represents and warrants that he is still an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his prior responses to the Purchaser Questionnaire and Statement ("Purchaser Questionnaire"), and that he is able to bear the economic risk of an investment in the Securities. The Investor further represents and warrants that the information furnished in the Purchaser Questionnaire remains accurate and complete in all material respects.

      3.6 The Investor acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective Investors in the Securities and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

      3.7 The Investor acknowledges that this offering of Securities may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Investor acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Securities. The Investor acknowledges that he has had an opportunity to consult with counsel of his choice and that he must retain his own legal advisor. The Investor has not relied on the Company, it officers, directors, or professional advisors for advise as to such consequences.

      3.8 The Investor acknowledges that this Offering has not been reviewed by the SEC because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2), 4(6) or 3(b) of the Act and Rule 506 of Regulation D promulgated thereunder. The Investor represents that the Securities are is being purchased for his own account, for investment and not with a view to, or for resale in connection with, their distribution within the meaning of the Act. The Investor agrees that he will not sell or otherwise transfer the Securities unless it is registered under the Act or unless an exemption from such registration is available.

      3.9 The Investor understands that, except as set forth in Article VII, the Securities have not been, and will not be, registered under the Act, by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor's representations as expressed herein. In this connection, the Investor understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Investor realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

            The Investor understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale other than as set forth in
            Article VII herein and as set forth in Exhibit VI attached hereto. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor's control, and which the Company is under no obligation and may not be able to satisfy.

      3.10 The Investor understands that no public market now exists for the Warrants and only a limited market for the underlying Common Stock.

      3.11 The Investor understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:


            (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

            (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

      3.12 The Investor understands that Rule 144 ("Rule 144") promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Investor understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Investor understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act, with the exception of certain registration rights set forth in Article VIII herein. The Investor consents that the Company may, if it desires, permit the transfer of the Securities out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Investor agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Purchaser Questionnaire or any sale or distribution by the undersigned Investor in violation of any Securities Laws.

      3.13 The Investor understands that the Company will review this Agreement and the Purchaser Questionnaire and otherwise review the financial standing of the Investor, and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription.

      3.14 The Investor hereby represents that the address of Investor furnished by him at the end of this Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity. If a natural person, the Investor is at least 21 years of age and legally competent to execute this Agreement.

      3.15 The Investor acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

      3.16 The Investor acknowledges that at such time, if ever, as the Securities are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

      3.17 Investor hereby agrees that prior to the Final Closing Date of this Offering, he will not sell short any shares of the Company's Common Stock or otherwise sell any shares of the Company's Common Stock that Investor does not own, or engage in any sale that is consummated by the delivery of the Company's shares borrowed by or from the Investor or his affiliates.

      3.18 If the undersigned Investor is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Securities; and
            (iii) that this Agreement has been duly and validly authorized, executed and delivered constitutes the legal, binding and enforceable obligation of the undersigned.

      3.19 Each recipient of this Agreement understands that the fact that the Company is undertaking this offering, as well as certain information contained in this Agreement, may be considered to be material, non-public information under Regulation FD (Fair Disclosure) promulgated under the Exchange Act. Each recipient expressly agrees to maintain such information in confidence until such time as public disclosure of same is made.

      3.20 The undersigned understands that MA does not make any representations or warranty concerning the accuracy or completeness of any information, relating to the Company or its operations to be delivered to prospective Investors in connection with the Offering.

      3.21 It never has been represented, guaranteed or warranted by any broker, the Company, MA, any of the Company's or MA's officers, directors, stockholders, partners, employees or agents, or any other persons, whether expressly or by implication, that: (i) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company's activities.

      3.22 No oral or written representations have been made other than as stated in this Agreement, and no oral or, written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in this Agreement.

      3.23 The undersigned is not entering into this Exchange Agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, posted on the Internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of MA or the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

      3.24 The undersigned understands that the net proceeds from this Offering (after deduction for expenses of the Offering, including the fees and expenses payable to MA) will be used in all material respects for the purposes set forth under "Use of Proceeds" in this Agreement.

      3.25 The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Securities.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company hereby represents and warrants to each Investor on the date hereof and at the Closing Date. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

      4.1 This Agreement, the Registration Rights Agreement, the Warrants, and the stock issuable upon exchange of the Warrants, have been duly authorized by the Board of Directors of the Company and its shareholders. This Agreement and the Registration Rights Agreement, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

      4.2 The execution, delivery and performance of this Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Securities contained herein will have been duly taken and approved.

      4.3 The Securities have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other rights of stockholders known to the Company except that with respect to any Warrants not exchanged the Company makes no representation or warranty as to the effect of this Offering on the anti-dilution provisions of the currently issued and outstanding Warrants.

      4.4 The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

      4.5 The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party, which could materially adversely affect the business, property, financial condition or operations of the Company.

      4.6 The Company is not in violation of or default under, nor will the execution and delivery of this Agreement, the issuance of the Securities, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the Company's articles of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

      4.7 The authorized capital stock of the Company consists of 4,500,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"), and 80,000,000 shares of Common Stock, par value $.001 per share. There are no outstanding shares of Preferred Stock. Each outstanding share of Common Stock is duly authorized, validly issued, fully paid and non assessable. Except as set forth in the Company's filings with the SEC there are no options, warrants or other derivative securities, voting trusts or other agreements or understandings to which the Company is a party with respect to the transfer, voting, issuance, purchase, redemption, repurchase or registration of the capital stock of the Company. The Company does not own or have any contract to acquire, any equity securities or other securities of any person or any, direct or indirect, equity or ownership interest in any other business.

      4.8 Except for a Form D filing with the SEC and any required blue sky filings, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Securities.

      4.9 No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Securities.

                                    ARTICLE V
                              CONDITIONS TO CLOSING

      5.1   Conditions of the Investors' Obligations at Closing.

            (a) Conditions of the Investors' Obligations at Each Closing. The obligations of each Investor to the Company to exchange Warrants at the Closing in accordance with the provisions of this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  (i) Representations and Warranties. The representations and warranties of the Company contained in Article IV shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date of each Closing.

                  (ii)Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Initial Closing.

                  (iii) Receipt of Securities. The Investors and/or the Escrow Agent shall have received such Securities and the executed Agreement duly executed by the Company and acceptable in all respects to the Investors.

                  (iv) Corporate Proceedings; Consents, etc. All consents and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by the Agreements shall have been taken or obtained.

      5.2 Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment, on or before both the Closing, of each of the following conditions, unless otherwise waived:

                  (a) Representations and Warranties. The representations and warranties of each Investor contained in Article III shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

                  (b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of each Closing.

                                   ARTICLE VI
                                 USE OF PROCEEDS

      All of the net proceeds from the sale of Securities offered hereby have been allocated for working capital purposes and not for the purpose of debt payment. The offering expenses are estimated at $20,000 consisting of legal fees, blue sky and state securities law filings, photocopying, messenger and other miscellaneous expenses) plus up to a $130,000 consulting and advisory fee payable MA.

                                   ARTICLE VII
                               REGISTRATION RIGHTS

      The Company has agreed to file a post-effective amendment to its existing registration statement on Form SB-2 (last declared effective on May 28, 2004) within 10 days of the final Closing Date concerning the shares of Common Stock previously registered underlying the Warrants and/or a file new registration statement within 30 days of the final Closing Date to register any additional shares issued upon the Exchange Offer.

      The Company will respond to all SEC comments within 10 business days of receipt of said comments. The Company shall permit the Registration Statement to be declared effective within 5 business days after receipt of a "no review" notice from SEC. If the registration statement is not filed as indicated above, or declared effective within 120 days following the filings, the Company will pay investors within 5 calendar days of the end of each month the Company is in violation of the forgoing liquidated damages of 2% of the dollar amount invested (pro-rated for partial months) for a maximum of four months commencing on the scheduled filing date and/or 90 days thereafter. The payments can be made in cash or Common Stock at the Company's option. If the payment is made in stock, it shall be payable at the Exchange Price.

                                  ARTICLE VIII

                                  RISK FACTORS

An investment in the securities offered hereby is highly speculative and involves a high degree of risk and should be made only by investors who can afford to lose their entire investment. Prospective Investors, prior to making any investment decision should carefully consider along with other matters referred to herein the following risk factors.

Risks Relating to Our Financial Condition

Need for proceeds of this Offering.

As of December 20, 2004, we had cash of approximately $15,000 on hand. We require the proceeds of this Offering plus additional financing to implement the stated business plan attached as Exhibit A to this Memorandum. Management can give no assurance that we will obtain sufficient funds to fully implement the business plan, or that implementation of such business plan will result in InforMedix's profitability. If we are unable to complete this offering, and other financing, we may have to curtail or suspend our operations, and you could lose your entire investment in our company.

If InforMedix continues to incur negative cash flow from its operations, it may exhaust our capital resources.

No net positive cash flow has been generated from InforMedix's operations since its inception. InforMedix has been primarily a development stage company, to date, and has invested the majority of its resources in the R&D of the product and its patents, with minimal investment for the commercialization of its product. InforMedix had a net loss of $1,820,503 for the nine months ended September 30, 2004; a net loss of $1,949,621 on zero sales for the year ended December 31, 2003; a net loss of $2,265,677 on net sales of $22,759 for the year ended December 31, 2002; and a cumulative loss from inception through September 30, 2004, of $15,780,865.

InforMedix has funded its operating activities primarily through sales of equity securities to its founders, individual accredited investors, corporate investors, private investment lenders and equity issued for services in the amount of approximately $16,238,000 as of September 30, 2004. In addition, from inception to December 31, 2002, InforMedix borrowed $725,000 from its Chief Executive Officer, directors and private investors all of which has been converted into equity, an additional $65,000 in 2003, and completed a $400,000 debt bridge financing in September 2003. Between December 2003 and February 2004, we raised an additional $5.0 million under the Equity Offering which was then terminated. InforMedix anticipates negative cash flow from operations to continue for some time. We do not anticipate that this form of shareholder and executive officer funding will continue. Accordingly, we can give no assurance that we will be able to operate profitably or be able to produce positive cash flow from operations in the future. Our efforts to operate profitably and obtain positive cash flow from operations will depend on, among other things:

      o Developing the InforMedix brand, marketing and other promotional activities of he Med-e Monitor System;
      o Expanding general and administrative functions to support growth that may occur; and

      o Establishing and developing relationships in the healthcare industry, particularly with pharmaceutical and biotechnology manufacturers, contract research organization (CROs) and academic research centers.

Qualified financial statements based on operating losses and a capital deficit question InforMedix's ability to continue in business.

InforMedix's accountants issued a qualified report on our financial statements as at and for the year ended December 31, 2003. The report states that InforMedix is currently in the development stage and there is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support current operations and expand sales. This raises substantial doubt about InforMedix's ability to continue as a going concern. See "Independent Auditor' Report" and "Note 13 of Notes to InforMedix Consolidated Financial Statements" included in the Annual Report on Form 10-K for December 31, 2003, attached as Exhibit C to this Memorandum.

If we fail to establish the Med-e Monitor System brand or to attract repeat customers, InforMedix may not be able to increase its revenues sufficiently to fund its operations.

We must develop, establish and strengthen the InforMedix brand for the Med-e Monitor System, particularly because of the early stage of our development and the highly competitive nature of our business. If we fail to establish the Med-e Monitor System brand, we will be at a competitive disadvantage and may lose the opportunity to obtain, and thereafter maintain, a sufficient number of customers. The development of the Med-e Monitor System brand will depend largely on the success of InforMedix's marketing efforts and its ability to provide consistent, high quality customer experiences. We cannot be certain that the Med-e Monitor System brand promotion activities will be successful, or will result in increased revenues. If increased revenues are achieved, there can be no assurance that these revenues will be sufficient to offset the expenditures incurred in establishing the Med-e Monitor System brand.

InforMedix is obligated to comply with government regulation and its failure to do so could result in significant liability and curtailment or suspension of operations.

The technology used in the monitoring of clinical drug trial protocols is regulated by the Food and Drug Administration (FDA). No FDA approval is required for the Med-eMonitor System and the FDA currently does not require the documentation of regulatory compliance. However, if in the future the FDA requires InforMedix to document regulatory compliance and it fails to do so, because of a lack of funds, or otherwise, the Company may be required to curtail or suspend its operations.

We will lack business diversification.

As a result of our limited resources, the prospects for our initial success will be entirely dependent upon the future performance of a single product and a single business. Unlike certain entities that have the resources to consummate several business combinations or entities operating in multiple industries or multiple segments of a single industry, we will not have the resources to diversify our operations or benefit from the possible spreading of risks or offsetting of losses.

We were recently organized and went public and have a limited operating history upon which you can base an investment decision.

We were organized on January 27, 1997, completed our reverse merger and became a public company in May 2003, and have a limited operating history upon which you can make an investment decision, or upon which we can accurately forecast future sales. You should, therefore, consider us subject to all of the business risks associated with a new business. The likelihood of our success must be considered in light of the expenses, difficulties and delays frequently encountered in connection with the formation and initial operations of a new and unproven business.

Offering Risks

Discretion in use of funds.

InforMedix anticipates applying the net proceeds of this Offering solely for working capital purposes and not for debt repayment. We have no material restrictions on our use of the proceeds from the sale of the Securities. As such, management of InforMedix shall have broad discretion, subject to their fiduciary duties, in the application of the proceeds from the sale of the Securities. See "Use of Proceeds."

No minimum commitment.

The Offering is being made on a "best efforts" rather than a "firm commitment" basis, and no assurance can be given that any number of Warrants will be exchanged. Accordingly, the Company may receive only nominal proceeds, and need additional financing immediately thereafter.

Securities Risks

InforMedix's CEO, President and directors may have the ability to control almost all matters of the Company.

The officers and directors of InforMedix and their affiliates, beneficially own approximately 14% of the issued and outstanding shares of common stock of InforMedix prior to this Offering. Therefore, management will have significant influence over the election of InforMedix's directors and to control the outcome of other issues submitted to stockholders of InforMedix. This includes their ability to amend the Certificate of Incorporation, approve a merger or consolidation of InforMedix with another company or approve the sale of all or substantially all of the assets of InforMedix without the agreement of the warrantholders who exercise warrants offered hereby.

Restrictions on transferability will prevent investors in this Offering from selling the securities offered hereby.

This Offering of the Securities is being made pursuant to Sections 4(2) and 4(6) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, solely to Accredited Investors who are existing Warrantholders of the Company. The shares of Common Stock underlying the Warrants have been registered under the Securities Act; however, a post-effective amendment describing this Offering must be declared effective before the Securities can be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of under the Securities Act and such state laws, unless in the opinion of counsel satisfactory to InforMedix, any such sale, transfer, assignment, pledge or hypothecation will not violate the registration requirements under the Securities Act or state securities laws. As a result, an investor must bear the economic risk of an investment in InforMedix for an indefinite period of time.

If we do not keep our existing registration statement current, you will not be able to receive registered stock under this Offering.

We must file a post-effective amendment to our existing registration statement with the SEC or file a second registration statement covering the shares of Common stock issuable in exchange for the Warrants surrendered under this Offering in order for you to have registered Common Stock. We may not be able to maintain a registration statement in effect throughout the period during which you wish to sell Securities. Maintaining an effective registration statement requires substantial continuing expenses for legal and accounting fees and we cannot guarantee our ability to keep the registration statement effective.

Your resale of Securities you acquire in this Offering may be limited.

The sale of Securities may only be made in the states where the initial warrantholders reside. We have been unable to obtain registration for the issuance of the underlying securities and/or the resale of the underlying securities in the state where you live during the period when the Warrants are exercisable. Therefore, you cannot sell securities issuable to you in this Offering unless either (a) the securities issuable upon exchange of the Warrants are registered in your state or (b) an exemption from registration is available. We may not be able to qualify the resale of the Securities, in your state.

Preferred Stock as an anti-takeover device.

InforMedix is authorized to issue 4,500,000 shares of preferred stock, $.001 par value. The preferred stock may be issued in series from time to time with such designation, voting and other rights, preferences and limitations as the Board of Directors of InforMedix may determine by resolution. Unless the nature of a particular transaction and applicable statutes require such approval, the Board of Directors has the authority to issue these shares without shareholder approval subject to approval of the holders of the Preferred Stock. The issuance of preferred stock may have the effect of delaying or preventing a change in control of InforMedix without any further action by shareholders.

Interests of Financial Advisor in InforMedix; Possible Restriction on "Marketing Making" Activities in InforMedix's Securities; Illiquidity.

Including shares underlying presently exercisable warrants, MA, our Financial Advisor and Placement Agent for the 2005-2004 Private Placement and its principals beneficially own, in the aggregate, 10,279,862 shares of Common Stock, or approximately 30.9% of the outstanding shares. Notwithstanding the foregoing, MA has entered into a Voting Agreement with us dated August 21, 2003, pursuant to which the Placement Agent gave Management of InforMedix a voting proxy over all of its shares on all matters for generally one year from the last closing of this Offering in March 2004. Such interests should be considered by potential investors when evaluating an investment in the Units because a potential conflict of interest may exist.

Limited Transferability of Securities; Lack of Trading Market.

Purchasers of the Securities offered hereby must be aware of the long-term nature of their investment and be able to bear the economic risks of their investment for an indefinite period of time. The right of any Investor to sell, transfer, pledge or otherwise dispose of the Securities included therein will be limited by the Securities Act and state securities laws and the regulations promulgated thereunder. Accordingly, under the Securities Act, the shares of Common Stock may not be resold unless a registration statement is filed and becomes effective or an exemption from registration is available. Although the shares of Common Stock underlying the Warrants have been registered with the SEC, a PE Amendment needs to be filed to describe this Offering within 10 days following the Final Closing and/or a new Registration Statement covering the additional shares of Common Stock received upon exchange of the Warrants, there can be no assurance that any registration statement covering such securities will become effective. Further, even if a registration does become effective, there can be no assurance that a liquid market for the Common Stock will be sustained. Rule 144 promulgated under the Securities Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements of the Securities Act. There can be no assurance that we will fulfill in the future any reporting requirements under the Exchange Act, or disseminate to the public any current financial or other information concerning InforMedix, as required by Rule 144 as one of the conditions of its availability.

Difficulty of Trading and Obtaining Quotations for Common Stock.

InforMedix's Common Stock is currently quoted on the NASD's Over-the-Counter Bulletin Board ("OTCBB") under the symbol "IFMX." Our Common Stock is not actively traded, and the bid and asked prices for our Common Stock have fluctuated significantly. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, our securities. This severely limits the liquidity of the Common Stock, and would likely have a material adverse effect on the market price of the Common Stock and on our ability to raise additional capital.

Penny Stock regulation is expected to adversely affect the market for the Company's securities.

The trading of the our Common Stock is currently subject to Rule 15g-9 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended for non-Nasdaq and non-exchange listed securities. Under such rule, brokers-dealers who recommend such securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale. Securities are exempt from this rule if the market price is at least $5.00 per share.

The Commission has adopted regulations that generally define a "penny stock" to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share subject to certain exceptions. Such exceptions include equity securities listed on Nasdaq and equity securities issued by an Company that has (i) net tangible assets of at least $2,000,000, if such Company has been in continuous operation for more than three years, or (ii) net tangible assets of at least $5,000,000, if such Company has been in continuous operation for less than three years, or (iii) average revenue of at least $6,000,000 for the preceding three years. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a risk disclosure schedule explaining the penny stock market and the risks associated therewith.

Our Common Stock is currently a penny stock as defined in the Exchange Act and as such, the market liquidity for the Common Stock is limited to the ability of broker-dealers to sell Common Stock in compliance with the above-mentioned disclosure requirements.

Risk Factors Affecting InforMedix's Business Operations.

      InforMedix could be subject to fines, facility shutdowns and possible exclusion from participation in providing information technology services to clinical drug trade if it fails to comply with the laws and regulations applicable to its business or if those laws and regulations change.

InforMedix is subject to regulations such as compliance and record-keeping requirements under the Health Insurance Portability and Accountability Act (HIPAA) and the Food, Drug and Cosmetic Act. In addition, the provision of services, pharmaceuticals and equipment is subject to strict licensing and safety requirements. If InforMedix is deemed to have violated these laws and regulations, InforMedix could be subject to fines and/or facility shutdowns. Government officials and the public will continue to debate healthcare reform. Changes in healthcare law, new interpretations of existing laws, or changes in payment methodology for pharmaceuticals may have a dramatic effect on InforMedix's business and results of operations.

Continued pressure could reduce InforMedix's margins and limit InforMedix's ability to maintain or increase its market share.

Certain competitors of InforMedix may have or may obtain significantly greater financial and marketing resources than InforMedix. As a result, InforMedix could encounter increased competition in the future that may increase pricing pressure and limit its ability to maintain or increase its market share.

If we lost the services of Dr. Bruce Kehr, InforMedix's CEO, or Randy Dulin, InforMedix's Senior Vice President of Business Development and Operations, we might not be able to execute InforMedix's current business in accordance with our current plans.

InforMedix's future success depends significantly on the skills, experience and efforts of its chief executive officer, Dr. Bruce Kehr, and its Senior Vice President of Business Development and Operations, Randy Dulin, and other key personnel. These individuals would be difficult to replace. Dr. Kehr or Mr. Dulin have developed, and are engaged in carrying out, InforMedix's strategic business plan. The loss of the services of Dr. Kehr or Mr. Dulin could seriously harm InforMedix's ability to implement its strategy. A failure to implement InforMedix's business strategy could result in the cessation of InforMedix's operations which would have a material adverse effect on our company and on your investment.

If InforMedix is unable to adequately protect or enforce its rights to its intellectual property, InforMedix may lose valuable rights, experience reduced market share, if any, or incur costly litigation to protect such rights.

InforMedix generally requires its employees, consultants, advisors and collaborators to execute appropriate confidentiality agreements with it. These agreements typically provide that all materials and confidential information developed or made known to the individual during the course of the individual's relationship with InforMedix is to be kept confidential and not disclosed to third parties except in specific circumstances. These agreements may be breached, and in some instances, InforMedix may not have an appropriate remedy available for breach of the agreements. Furthermore, InforMedix's competitors may independently develop substantial equivalent proprietary information and techniques, reverse engineer information and techniques, or otherwise gain access to InforMedix's proprietary technology. In addition, the laws of some foreign countries may not protect proprietary rights to the same extent as U.S. law. InforMedix may be unable to meaningfully protect its rights in trade secrets, technical know-how and other non-patented technology.

InforMedix may have to resort to litigation to protect its rights for certain intellectual property, or to determine their scope, validity or enforceability. Enforcing or defending InforMedix's rights is expensive and may distract management from its development of the business if not properly managed. Such efforts may not prove successful. There is always a risk that patents, if issued, may be subsequently invalidated, either in whole or in part, and this could diminish or extinguish protection for any technology InforMedix may license. Any failure to enforce or protect InforMedix's rights could cause it to lose the ability to exclude others from using its technology to develop or sell competing products.

InforMedix may be sued by third parties who claim that InforMedix's product infringes on their intellectual property rights. Defending an infringement lawsuit is costly and InforMedix may not have adequate resources to defend. Any settlement or judgment against us could harm our future prospects.

InforMedix may be exposed to future litigation by third parties based on claims that its technology, product or activity infringes on the intellectual property rights of others or that InforMedix has misappropriated the trade secrets of others. This risk is compounded by the fact that the validity and breadth of claims covered in technology patents in general and the breadth and scope of trade secret protection involves complex legal and factual questions for which important legal principles are unresolved. Any litigation or claims against InforMedix, whether or not valid, could result in substantial costs, could place a significant strain on InforMedix's financial and managerial resources, and could harm InforMedix's reputation. In addition, intellectual property litigation or claims could force InforMedix to do one or more of the following:

      o Cease selling, incorporating or using any of InforMedix's technology and/or product that incorporates the challenged ntellectual property, which could adversely affect InforMedix's revenue;

      o Obtain a license from the holder of the infringed intellectual property right, which may be costly or may not be available on reasonable terms, if at all; or

      o Redesign InforMedix's product, which would be costly and time consuming.

We may not be able to manufacture our planned product in sufficient quantities at an acceptable cost, or at all, which could harm our future prospects. InforMedix is in the initial phase of product commercialization. InforMedix does not presently own any manufacturing facilities. Accordingly, if InforMedix's planned product becomes available for widespread sale, we may not be able to arrange for the manufacture of our planned product in sufficient quantities at an acceptable cost, or at all, which could materially adversely affect InforMedix's future prospects.

The market for InforMedix's planned product is rapidly changing and competitive. New products may be developed by others which could impair our ability to develop, grow or maintain our business and be competitive.

InforMedix's industry is subject to substantial technological change.

Developments by others may render InforMedix's technology and planned product noncompetitive or obsolete, or it may be unable to keep pace with technological developments or other market factors. Competition from other companies, universities, government research organizations and others diversifying into the field is intense and is expected to increase. Many of these entities have significantly greater research and development capabilities and budgets than InforMedix does, as well as substantially more marketing, manufacturing, financial and managerial resources. These entities could represent significant competition for InforMedix. InforMedix is a development-stage enterprise and as such its resources are limited and it may experience technical challenges inherent in developing its technology. Competitors have developed or are in the process of developing technologies that are, or in the future may be, the basis for competition.

InforMedix's planned product could be exposed to significant product liability claims which could be time consuming and costly to defend, divert management attention and adversely affect InforMedix's ability to obtain and maintain insurance coverage. If InforMedix incurred a material liability for which it is not adequately insured, it might be rendered insolvent.

The testing, manufacture, marketing and sale of InforMedix's planned product will involve an inherent risk that product liability claims will be asserted against it. We currently have a general liability policy with an annual aggregate limit of $1 million with a $1 million limit per occurrence and product liability insurance with an aggregate limit of $1 million. This insurance may prove inadequate to cover claims and/or litigation costs. Product liability claims or other claims related to InforMedix's planned product, regardless of their outcome, could require us to spend significant time and money in litigation or to pay significant settlement amounts or judgments. Any successful product liability or other claim may prevent InforMedix from obtaining adequate liability insurance in the future on commercially desirable or reasonable terms. In addition, product liability coverage may cease to be available in sufficient amounts or at an acceptable cost. Any inability to obtain sufficient insurance coverage at an acceptable cost or otherwise to protect against potential product liability claims could prevent or inhibit the sale of InforMedix's planned product.

InforMedix faces the risk of liability resulting from claims made directly by patients. InforMedix currently has property, general liability and product liability insurance in amounts that we believe to be adequate, but InforMedix can give no assurance that such insurance will remain available at a reasonable price or that any insurance policy would offer coverage sufficient to meet any liability arising as a result of a claim. We can give no assurance that InforMedix will be able to obtain or maintain adequate insurance on reasonable terms or that, if obtained, such insurance will be sufficient to protect against such potential liability or at a reasonable cost. The obligation to pay any substantial liability claim could render InforMedix insolvent and could force it to curtail suspend operations, which would have a material adverse effect on our company and your investment in our company.

                                   ARTICLE IX
                                  MISCELLANEOUS

      9.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, Georgetowne Office Park, 5880 Hubbard Drive, Rockville, MD 20852-4821, Attention: Dr. Bruce Kehr, CEO, and to the Investor at his address indicated on the signature page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

      9.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      9.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      9.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the law of the State of Nevada. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York, New York and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York, and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

      9.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Investor, this Agreement shall become a binding obligation of the Investor with respect to the purchase of the purchased Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

      9.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

      9.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

      9.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

      9.9 The Company agrees not to disclose the names, addresses or any other information about the Investors, except as required by law, provided, that the Company may use information relating to the Investor in any registration statement under the Act with respect to the Securities.

      9.10 Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

      9.11 Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Investor or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

      9.12 This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements, including any term sheet or memorandum of understanding relating to the transaction contemplated by this Agreement, existing between the parties hereto are expressly canceled.

      9.13 Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Sections 9.3 and 9.13); provided, that MA shall be entitled, to rely on, and shall be a third party beneficiary of, the representations, warranties and agreements contained in this Agreement.

                                    ARTICLE X
                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

      Statements in this Agreement are certain statements which are not historical or current fact and constitute "forward-looking statements" within the meaning of such term in Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual financial or operating results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statement. Such forward-looking statements are based on our best estimates of future results, performance or achievements, based on current conditions and the most recent results of the Company. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "may," "will," "potential," "opportunity," "believes," "belief," "expects," "intends," "estimates," " anticipates" or "plans" to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this Agreement are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations.

                                   ARTICLE XI
                              AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 5th Street, NW, Washington, D.C. and at the World Wide Web site (http://www.sec.gov) maintained by the SEC. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 5th Street, NW, Washington, D.C. 20549 at prescribed rates.

                                   ARTICLE XII

                                BLUE SKY LEGENDS

                              NASAA UNIFORM LEGEND

      IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION

OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

      IN WITNESS WHEREOF, the parties have executed this Warrant Exchange Agreement as of the day and year set forth below.

(a)
--------------------------------------     -------------------------------------
Signature of Investor                      Signature of Co-Investor

--------------------------------------     -------------------------------------
Printed Name of Investor                   Printed Name of Co-Investor



--------------------------------------     -------------------------------------
Address of Investor                        Address of Co-Investor


--------------------------------------     -------------------------------------
Social Security Number of Investor         Social Security Number of Co-Investor

(b) If Entity Investor:

By:
--------------------------------------
Name:
Title:
--------------------------------------



--------------------------------------

--------------------------------------
Address of Investor

------------------------------------------
Taxpayer Identification Number of Investor

(c)                                         X 16.818% X $.44 per share =     $
--------------------------------------                                        --------------------------------
Number of Class A Warrants Owned                                                Exchange Price

--------------------------------------      X 16.818% + 100,000 =             ---------------------------------
Number of Class A Warrants Owned                                              Number of Securities to be Issued

*If Investor is a Registered Representative with an         Subscription Accepted:
NASD member firm, have the following acknowledgement
signed by the appropriate party:                            InforMedix Holdings, Inc.

The undersigned NASD member firm acknowledges receipt
of the notice required by Rule 3050 of the NASD
Conduct Rules.                                              By:
                                                               -----------------------------
                                                                     Bruce A Kehr, CEO

------------------------------------
Name of NASD Member Firm

By:
------------------------------------
         Authorized Officer

                                                                      EXHIBIT IV

                                   ASSIGNMENT

                          To Be Executed by the Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED,
_______________________________________________________________ hereby sells, assigns and transfers unto InforMedix Holdings, Inc.

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER


            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------
                     [please print or type name and address]

All of the Class A Warrants represented by this Class A Warrant Certificate, and hereby irrevocably constitutes and appoints ___________________________ Attorney to transfer this Class A Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:                                   x
       ----------------------------       ---------------------------------
                                                 Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CLASS A WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                                                                       EXHIBIT V

                                   ASSIGNMENT

                          To Be Executed by the Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED,

__________________________________________________________________ hereby sells, assigns and transfers unto InforMedix Holdings, Inc.

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER


            --------------------------------------------------------

            --------------------------------------------------------

            --------------------------------------------------------
                     [please print or type name and address]

All of the Class B Warrants represented by this Class B Warrant Certificate, and hereby irrevocably constitutes and appoints ______________________________ Attorney to transfer this Class B Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:                            x
       ----------------------      -----------------------------------
                                           Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CLASS B WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.

                            INFORMEDIX HOLDINGS, INC.

                                  EXHIBIT INDEX

                            DATED: DECEMBER 22, 2004

Exhibit A InforMedix Business Plan dated December 2004.

Exhibit B Quarterly Report on Form 10-QSB for the period ended September 30,
          2004.

Exhibit C Annual Report on Form 10-KSB for the year ended December 31, 2003.

Exhibit D Proxy Statement dated September 10, 2004.

Exhibit E Current Report on Form 8-K for October 11, 2004.

Exhibit F Current Report on Form 8-K for September 27, 2004.

                             [INTENTIONALLY OMITTED]